                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]

Filed by the Party other than the Registrant [_]

                                          [_] Confidential, for Use of the
Check the appropriate box:                    Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[_] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-12


                               AUTOWEB.COM, INC.
               (Name of Registrant as Specified In Its Charter)


                  ------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  1)  Title of each class of securities to which transaction applies:

    __________________________________________________________________________

  2)  Aggregate number of securities to which transaction applies:

    __________________________________________________________________________

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    __________________________________________________________________________

  4)  Proposed maximum aggregate value of transaction:

    __________________________________________________________________________

  5)  Total fee paid:

    __________________________________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1)  Amount Previously Paid:

    __________________________________________________________________________

  2)  Form, Schedule or Registration Statement No.:

    __________________________________________________________________________

  3)  Filing Party:

    __________________________________________________________________________

  4)  Date Filed:

    __________________________________________________________________________

                              [Autoweb.com Logo]

                                                                   May 12, 2000

To Our Stockholders:

   You are cordially invited to attend the 2000 Annual Meeting of Stockholders of Autoweb.com, Inc. to be held at the Company's corporate offices located at 3270 Jay Street, Santa Clara, California, on Wednesday, June 7, 2000, at 10:00 a.m., local time.

   The matters expected to be acted upon at the Annual Meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

   It is important that you use this opportunity to take part in the affairs of your Company by voting on the business to come before this Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope before the Annual Meeting. Returning the Proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares in person.

   We look forward to seeing you at the Annual Meeting.

                                          Sincerely,

                                          Samuel M. Hedgpeth III
                                          President and Chief Operating
                                           Officer

                               AUTOWEB.COM, INC.
                                3270 Jay Street
                         Santa Clara, California 95054

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Autoweb.com, Inc. (the "Company") will be held at the Company's corporate offices located at 3270 Jay Street, Santa Clara, California, on Wednesday, June 7, 2000, at 10:00 a.m., local time, for the following purposes:

     1. To elect two Class I directors, each to serve until the annual meeting of Stockholders in 2003 and until his successor has been elected and qualified or until his earlier resignation or removal. The Company's Board of Directors intends to present the following nominees for election as Class I directors:

                       Dean A. DeBiase and Mark R. Ross

     2. To approve an amendment to the Company's 1999 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder from 2,800,000 shares to 5,150,000 shares.

     3. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for 2000.

     4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   Only stockholders of record at the close of business on April 12, 2000 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder, for any purpose relevant to the Annual Meeting, at the Company's offices at 3270 Jay Street, Santa Clara, California, during the Company's ordinary business hours for ten days before the Annual Meeting.

                                        By Order of the Board of Directors

                                        Aimee B. Jorgensen
                                        General Counsel and Secretary

Santa Clara, California
May 12, 2000

Whether or not you plan to attend the Annual Meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares may be represented at the Annual Meeting.

                               AUTOWEB.COM, INC.
                                3270 Jay Street
                         Santa Clara, California 95054

                               ----------------

                                PROXY STATEMENT

                               ----------------

                                 May 12, 2000

   The accompanying proxy is solicited on behalf of the Board of Directors (the "Board") of Autoweb.com, Inc., a Delaware corporation (the "Company" or "Autoweb.com"), for use at the Annual Meeting of Stockholders of the Company to be held at the Company's corporate offices located at 3270 Jay Street, Santa Clara California, on Wednesday, June 7, 2000, at 10:00 a.m., local time (the "Annual Meeting"). This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about May 12, 2000. An annual report for the year ended December 31, 1999 is enclosed with this Proxy Statement.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

   Only holders of record of the Company's common stock at the close of business on April 12, 2000 (the "Record Date") are entitled to vote at the Annual Meeting. A majority of the shares outstanding on the Record Date will constitute a quorum for the transaction of business at the Annual Meeting. At the close of business on the Record Date, the Company had 26,408,054 shares of common stock outstanding and entitled to vote.

   Holders of the Company's common stock are entitled to one vote for each share held as of the Record Date. Shares of common stock may not be voted cumulatively.

   If a broker, bank, custodian, nominee or other record holder of the Company's common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter (a "broker non-vote"), those shares will not be considered present and entitled to vote with respect to that matter, although they will be counted in determining the presence of a quorum.

   Directors will be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Approval of Proposals No. 2 and 3 requires the affirmative vote of the majority of shares of common stock present in person or represented by proxy at the Annual Meeting that are voted "for" or "against" the proposal. Neither an abstention nor a broker non-vote will be counted as a vote "for" or "against" Proposals No. 2 or No. 3. All votes will be tabulated by the inspector of elections appointed for the Annual Meeting.

   The proxy accompanying this Proxy Statement is solicited on behalf of the Board for use at the Annual Meeting. Stockholders are requested to complete, date and sign the accompanying proxy card and promptly return it in the enclosed envelope. All signed, returned proxies that are not revoked will be voted in accordance with the instructions contained therein; however, returned signed proxies that give no instructions as to how they should be voted on a particular proposal will be counted as votes "for" such proposal (or, in the case of the election of directors, as a vote "for" election to the Board of all the nominees presented by the Board).

   In the event that sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote.

   The Company will pay the expenses of soliciting proxies for the Annual Meeting. The Company has retained Regan & Associates to aid in the solicitation of proxies from brokers, banks, nominees and intermediaries at a cost of approximately $5,000, plus out-of-pocket expenses. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders of the Company's common stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses. The original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers and regular employees of the Company.

                            REVOCABILITY OF PROXIES

   Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it before the Annual Meeting or at the Annual Meeting before the vote pursuant to the proxy. A proxy may be revoked by a writing delivered to the Company stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Annual Meeting, or by attendance at the Annual Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

   The Board of Directors of the Company (the "Board") presently consists of six members and is divided into three equal classes. Each class serves three years, with the terms of office of the respective classes expiring in successive years. Directors in Class I will stand for election at the Annual Meeting. The terms of office of directors in Class II and Class III do not expire until the annual meetings of stockholders held in 2001 and 2002, respectively. The Board proposes that each of the Class I nominees named below, both of whom are currently serving as Class I directors, be re-elected as a Class I director for a three-year term expiring at the annual meeting of stockholders in 2003 and until such director's successor is duly elected and qualified or until such director's earlier resignation or removal. Shares represented by the accompanying proxy will be voted for the election of each of the two nominees named below unless the proxy is marked in such a manner as to withhold authority so to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or for good cause will not serve as a director.

Nominees to the Board

 Class I Directors with a term expiring at the annual meeting of stockholders in 2003:

 Name of Director              Age Principal Occupation          Director Since
 ----------------              --- --------------------          --------------
 Dean A. DeBiase.............   41 Chairman of the Board and          1998
                                    Chief Executive Officer

 Mark R. Ross(1).............   54 President, Chief Executive         1996
                                    Officer and Director of On
                                    Word Information, Inc.

--------
(1) Member of the Audit Committee and the Compensation Committee.

   Dean A. DeBiase has served as Chief Executive Officer and a director of Autoweb.com since December 1998 and Chairman of the Board of Directors since August 1999. He also served as President from December 1998 to November 1999. From March 1998 to December 1998, he was the President of Start-Up-Partners, an Internet consulting company, where he served as interim Chief Executive Officer and director of CatchTV, a television/Web advertising and programming company. From January 1995 to March 1998, Mr. DeBiase was the President, Chief Executive Officer and a director of Worldplay Entertainment, an online games and community company, which was a wholly-owned subsidiary of America Online. From September 1993 to January 1995, he was Vice President of Marketing of Zenith Electronics and Senior Vice President of its Network Systems Division. Mr. DeBiase received a Bachelor of Science degree in marketing from Northern Illinois University and a Masters in Business Administration degree from the Keller Graduate School of Management.

   Mark R. Ross has been a director of Autoweb.com since July 1996. Since 1999 Mr. Ross has been a Managing Director of Chatsworth Securities, L.L.C., an investment firm headquartered in Greenwich, CT. Since May 1996, Mr. Ross has also been Managing Director of Cogito Capital Partners, L.L.C., a merchant bank focusing on investing in and raising funds for Internet companies. Mr. Ross has served on the Board of Advisors of numerous Internet companies, including iCastle.com and MediaPlex, Inc. Since May 1984, Mr. Ross has served as President, Chief Executive Officer and a director of On Word Information, Inc. He received a Bachelor of Science degree in finance from Lehigh University and studied at the graduate level in education at the University of Massachusetts.

Continuing Directors

 Class II Directors with a term expiring at the annual meeting of stockholders in 2001:

 Name of Director              Age Principal Occupation   Director Since
 ----------------              --- --------------------   --------------
 Samuel M. Hedgpeth III......   53 President and Chief         1999
                                    Operating Officer

 Mark N. Diker(1)............   33 Managing Director of        1997
                                    SupplierMarket.com

--------
(1) Member of the Audit Committee and the Compensation Committee.

   Samuel M. Hedgpeth III has served as President and Chief Operating Officer of Autoweb.com since November 1999 and a director since December 1999. He also served as Secretary from September 1999 to January 2000 and as Vice President, Finance and Administration, Treasurer and Chief Financial Officer from September 1997 to November 1999. From April 1997 to September 1997,
Mr. Hedgpeth served as a consultant to various high technology companies, including Excite, Inc. From September 1994 to April 1997, Mr. Hedgpeth was Vice President, Finance and Administration and Chief Financial Officer for Prism Solutions, a data warehousing software company. From July 1990 to July 1994, Mr. Hedgpeth was Vice President, Finance and Administration of Versant Object Technology Corporation, a computer database company. Mr. Hedgpeth received a Bachelor of Science degree in business administration from the University of California and a Master of Business Administration degree from the University of California at Los Angeles.

   Mark N. Diker has been a director of Autoweb.com since June 1997. Since April 2000 Mr. Diker has been Managing Director of SupplierMarket.com, an online component supplier. From December 1998 to April 2000, Mr. Diker was a General Partner of Geocapital Partners, L.L.C., a venture capital firm. He served as a Principal with Geocapital from August 1996 to November 1998. From September 1994 to May 1996, he attended the Harvard Graduate School of Business. From January 1992 to April 1994, Mr. Diker served with Bankers Trust Company as a Vice President of its Japanese Equity Derivative Group in Asia, where his responsibilities included risk management, structuring and trading equity derivative products. Mr. Diker received a Bachelor of Arts degree in government from Harvard College and a Masters in Business Administration degree from the Harvard Graduate School of Business.

 Class III Directors with a term expiring at the annual meeting of stockholders in 2002:

 Jay C. Hoag(1)..........  41 General Partner of Technology Crossover      1998
                               Ventures

 Peter S. Sealey.........  59 Adjunct Professor of Marketing at the Haas   1999
                               School of Business of the University of
                               California-Berkeley and Management
                               Consultant

--------
(1) Member of the Audit Committee and the Compensation Committee.

   Jay C. Hoag has been a director of Autoweb.com since May 1998. Since June 1995, Mr. Hoag has been a General Partner of Technology Crossover Ventures, a venture capital firm. From 1982 to December 1994, Mr. Hoag served in a variety of capacities at Chancellor Capital Management, Inc. Mr. Hoag currently serves on the board of directors of eLoyalty, a customer loyalty solutions company, iVillage, Inc., an online network for women, ONYX Software Corporation, a customer management software company, and several private companies. He received a Bachelor of Arts degree in Economics and Political Science from Northwestern University and a Masters in Business Administration degree from the University of Michigan.

   Peter S. Sealey has been a director of Autoweb.com since February 1999. Since January 1998, Dr. Sealey has been an adjunct Professor of Marketing at the Haas School of Business of the University of California-Berkeley. Since October 1995, he has served as Management Consultant to several companies, including Anheuser-Busch, Inc., CKS/Group, Inc., CyberGold, Inc., Encanto Networks, Inc., Hewlett-Packard Company, ImproveNet, Inc., Intouch Group, Inc., Round Table Pizza, SOMA Research and Technology, Sony Online Ventures, United Parcel Service and Visa U.S.A. Dr. Sealey received a Bachelor of Science degree in business from the University of Florida, a Masters in Industrial Administration degree from Yale University and Masters and Doctorate degrees in management at Claremont Graduate University.

Board of Directors' Meetings and Committees

   During 1999, the Board met 10 times, including telephone conference meetings and acted by written consent five times. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he was a director) and the total number of meetings held by all committees of the Board on which such director served (during the period that such director served).

   Standing committees of the Board include an Audit Committee and a Compensation Committee.

   The current members of the Audit Committee are Messrs. Diker, Hoag and Ross. The Audit Committee met once during 1999. The Audit Committee meets with the Company's independent auditors to review the adequacy of the Company's internal control systems and financial reporting procedures; reviews the general scope of the Company's annual audit and the fees charged by the independent auditors; reviews and monitors the performance of non-audit services by the Company's auditors; reviews the fairness of any proposed transaction between any officer, director or other affiliate of the Company and the Company, and after such review, makes recommendations to the full Board; and performs such further functions as may be required by any stock exchange or over-the-counter market upon which the Company's common stock may be listed.

   The current members of the Compensation Committee are Messrs. Diker, Hoag and Ross. The Compensation Committee met nine times and acted by written consent four times during 1999. The Compensation Committee recommends compensation for officers and employees of the Company, grants options and stock awards under the Company's employee benefit plans and reviews and recommends adoption of and amendments to stock option and employee benefit plans.

Compensation Committee Interlocks and Insider Participation

   None of the members of the compensation committee of the board has at any time since our formation been an officer or employee of Autoweb.com. No executive officer of Autoweb.com serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board or compensation committee.

Director Compensation

   Our directors do not receive cash compensation for their services as directors but are reimbursed for their reasonable and necessary expenses for attending board and board committee meetings. Members of the Board who are not employees of Autoweb.com, or any parent, subsidiary or affiliate of Autoweb.com, are eligible to participate in the Company's 1999 Directors Stock Option Plan unless they are representatives of venture capital funds or corporate investors.

   In January 1999, the board adopted, and in March 1999 our stockholders approved, the 1999 Directors Stock Option Plan. We have reserved a total of 150,000 shares of common stock for issuance under the directors' plan. Members of the board who are not employees of Autoweb.com, or any parent, subsidiary or affiliate of Autoweb.com, will be eligible to participate in the directors plan unless they are representatives of venture capital funds or corporate investors. The option grants under the directors' plan are automatic and nondiscretionary, and the exercise price of the options must be 100% of the fair market value of the common stock on the date of grant. Each eligible director who becomes a member of the board will initially be granted an option to purchase 15,000 shares (an "Initial Grant") on the date the director first becomes a director. Immediately following each annual meeting of our stockholders, each eligible director will automatically be granted an additional option to purchase 7,500 shares if the director has served continuously as a member of the board since the date of the director's Initial Grant. The term of these options is ten years, provided that they will terminate seven months following the date the director ceases to be a director or a consultant of Autoweb.com or 12 months if the termination is due to death or disability. All options granted under the directors plan will vest over four years at a rate of 2.08% per month, provided the optionee continues as a member of the board or as a consultant to Autoweb.com. In the event of our dissolution or liquidation or a "change in control" transaction, options granted under the directors plan will become 100% vested and exercisable in full.

   In February 1999, Mr. Sealey was elected to our board and received an option to purchase 15,000 shares of common stock at an exercise price of $6.00 per share under our 1997 Stock Option Plan. In July 1999, Mr. Sealey was granted an additional option under our 1999 Equity Incentive Plan to purchase 15,000 shares at $14.719 per share. All of Mr. Sealey's options vest over four years at the rate of 2.08% per month, provided that he continues as a member of the board or as a consultant to Autoweb.com.

   The Board recommends a vote for the election of each of the nominated directors.

                                PROPOSAL NO. 2

                    AMENDMENT OF 1999 EQUITY INCENTIVE PLAN

   Stockholders are being asked to approve an amendment to the Company's 1999 Equity Incentive Plan (the "Incentive Plan") to increase the number of shares of common stock reserved for issuance thereunder by 2,350,000 shares, from 2,800,000 shares to 5,150,000 shares.

   The Company's rapid growth has generated substantial need for meaningful option grants to attract and retain talented employees critical to the Company's continuing growth and success. The ongoing growth of the Internet and online services market has created a hypercompetitive market for talented individuals, especially in the programming, technical, product management and sales areas. In order to continue to attract and retain key talent, the Company must offer market competitive long-term compensation opportunities. Stock options, because of their upside potential and vesting requirements are a key component in recruiting and retaining these employees.

   The Board approved the proposed amendment on April 27, 2000, to be effective upon stockholder approval. Below is a summary of the principal provisions of the Incentive Plan, assuming stockholder approval of the amendment. The summary is not necessarily complete, and reference is made to the full text of the Incentive Plan.

Incentive Plan History

   In January 1999, the board adopted, and in March 1999 our stockholders approved, the Incentive Plan and reserved for issuance thereunder 2,800,000 shares in addition to shares under the 1997 Stock Option Plan ("Prior Plan") not issued or subject to outstanding grants on March 23, 1999, the date of our initial public offering, and any shares issued under the Prior Plan that are forfeited or repurchased by Autoweb.com or that are issuable upon exercise of options granted pursuant to the Prior Plan that expire or become unexercisable for any reason without having been exercised in full. The purpose of the Incentive Plan is to offer eligible persons an opportunity to participate in the Company's future performance through grants of incentive stock options, nonqualified stock options (at not less than 85% of fair market value), restricted stock awards and stock bonus awards. The Incentive Plan serves as the successor to our Prior Plan that terminated upon effectiveness of the Incentive Plan.

   From inception of the Incentive Plan in March 1999 to April 12, 2000, options to purchase an aggregate of 3,180,254 shares of the Company's common stock were granted under the Incentive Plan, including options that were later terminated before they were exercised. (If any option or other award terminates without being exercised or issued, then the shares covered by the terminated option or award generally go back into the Incentive Plan for future grants or awards.) Of these, options were granted to the Named Executive Officers (as defined under "Executive Compensation" below) as follows: Samuel M. Hedgpeth III--289,997 shares; Gordon H. Kass--22,500 shares; David L. Greene--28,607 shares and Robert M. Shapiro--47,500 shares.

   During the same period, the Company's current executive officers as a group (12 persons) had been granted options to purchase a total of 906,854 shares and the current directors or nominees for election as a director who are not executive officers as a group (1 person--Peter S. Sealey) had been granted options to purchase a total of 30,000 shares. No options were granted during the period under the Incentive Plan to any associate of any executive officer or director of the Company, and no other person received 5% or more of such options.

Shares Subject to the Incentive Plan

   The stock subject to issuance under the Incentive Plan consists of shares of the Company's authorized but unissued common stock. The Board has reserved an aggregate of 2,800,000 shares of common stock for issuance under the Incentive Plan. In addition, any shares remaining unissued under the Company's Prior Plan on the effective date of the Incentive Plan, including any shares issuable upon exercise of options granted pursuant to the Prior Plan that expire or become unexercisable for any reason without having been exercised in full, are no longer available for distribution under the Prior Plan but are available for distribution under the Incentive Plan. Shares that: (a) are subject to issuance upon exercise of an option granted under the Incentive Plan that cease to be subject to such option for any reason other than exercise of such option; (b) have been issued pursuant to the exercise of an option granted under the Incentive Plan that are subsequently forfeited or repurchased by Autoweb.com at the original purchase price; (c) are subject to an award granted pursuant to a restricted stock purchase agreement under the Incentive Plan that are subsequently forfeited or repurchased by Autoweb.com at the original issue price; or (d) are subject to stock bonuses granted under the Incentive Plan that otherwise terminate without shares being issued, will again be available for grant and issuance under the Incentive Plan. The number of shares covered by the Incentive Plan is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events.

Eligibility

   Employees, officers, directors, consultants, independent contractors and advisors of the Company (and of any subsidiaries and affiliates) are eligible to receive awards under the Incentive Plan (the "Participants"). No Participant is eligible to receive more than 1,000,000 shares of common stock in any calendar year under the Incentive Plan, other than new employees of the Company (including directors and officers who are also new employees) who are eligible to receive up to a maximum of 2,000,000 shares of common stock in the calendar year in which they commence their employment with the Company. As of April 12, 2000, approximately 230 persons were eligible to participate in the Incentive Plan, 16,500 shares had been issued upon exercise of options and 2,583,371 shares were subject to outstanding options. As of that date, 2,550,129 shares were available for future grant pursuant to the Incentive Plan, after taking into account the proposed amendment to the Incentive Plan and the shares originally reserved for issuance under the Prior Plan that have become available for distribution under the Incentive Plan. The closing price of the Company's common stock on the Nasdaq National Market was $5.6875 per share on April 11, 2000, the last trading day before the Record Date. As the Company's officers and directors are eligible to participate in the Incentive Plan, they may have an interest in the proposed amendment to increase the number of shares authorized for issuance thereunder.

Administration

   The Compensation Committee of the Board of Directors (the "Committee") administers the Incentive Plan. The Committee currently consists of Mark N. Diker, Jay C. Hoag and Mark R. Ross, each of whom are "non-employee directors," as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside directors," as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

   Subject to the terms of the Incentive Plan, the Committee determines the persons who are to receive awards, the number of shares subject to each award and the terms and conditions of awards. The Committee also has the authority to construe and interpret any of the provisions of the Incentive Plan or any awards granted thereunder.

Stock Options

   The Incentive Plan permits the granting of options that are intended to qualify either as Incentive Stock Options ("ISOs") that qualify under Section 422 of the Code or Nonqualified Stock Options ("NQSOs"). ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or any parent or subsidiary of the Company. The option exercise price for each ISO share must be no less than 100% of the "fair market value" (as defined in the Incentive Plan) of a share of common stock at the time of grant. The per share exercise price of an ISO granted to a 10% stockholder must be no less than 110% of the fair market value of a share of common stock at the time of grant. The option exercise price for each NQSO share must be no less than 85% of the fair market value of a share of common stock at the time of grant. The Company has not granted options under the Incentive Plan at less than fair market value and does not intend to do so in the foreseeable future. Options granted under the Incentive Plan have a maximum term of ten years.

Awards granted under the Incentive Plan may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the optionee only by the optionee (unless otherwise determined by the compensation committee and set forth in the award agreement with respect to awards that are not incentive stock options).

   The exercise price of options granted under the Incentive Plan may be paid as approved by the Committee at the time of grant: (1) in cash (by check); (2) by cancellation of indebtedness of the Company to the Participant; (3) by surrender of shares of the Company's common stock owned by the Participant for at least six months and having a fair market value on the date of surrender equal to the aggregate exercise price of the option; (4) by tender of a full recourse promissory note; (5) by waiver of compensation due to or accrued by the Participant for services rendered; (6) by a "same-day sale" commitment from the Participant and a National Association of Securities Dealers, Inc. ("NASD") broker; (7) by a "margin" commitment from the Participant and an NASD broker; or (8) by any combination of the foregoing. Options granted under the Incentive Plan generally may be exercised for a period of time after the termination of the optionee's service to Autoweb.com or a parent or subsidiary of Autoweb.com. Options will generally terminate immediately upon termination for cause.

Restricted Stock Awards

   The Committee may grant Participants restricted stock awards to purchase stock either in addition to, or in tandem with, other awards under the Incentive Plan, under such terms, conditions and restrictions as the Committee may determine. The Committee determines the purchase price for restricted stock awards. The purchase price for such awards must be no less than 85% of the fair market value of the Company's common stock on the date of the award (and in the case of an award granted to a 10% stockholder, the purchase price shall be 100% of fair market value) and can be paid for in any of the forms of consideration listed in items (1) through (5) in "Stock Options" above, as are approved by the Committee at the time of grant. The Company has not granted any restricted stock awards under the Incentive Plan.

Stock Bonus Awards

   The Committee may grant Participants stock bonus awards either in addition to, or in tandem with, other awards under the Incentive Plan, under such terms, conditions and restrictions as the Committee may determine. During 1999, no shares were issued pursuant to stock bonus awards.

Mergers, Consolidations, Change of Control

   In the event of a merger, consolidation, dissolution or liquidation of the Company, the sale of substantially all of the assets of the Company or any other similar corporate transaction, the successor corporation may assume, replace or substitute equivalent awards in exchange for those granted under the Incentive Plan or provide substantially similar consideration, shares or other property as was provided to stockholders of the Company (after taking into account provisions of the awards). In the event that the successor corporation does not assume or substitute awards, such awards will expire upon the closing of such transaction at the time and upon the conditions as the Board determines.

Amendment of the Incentive Plan

   The Board may at any time terminate or amend the Incentive Plan, including amending any form of award agreement or instrument to be executed pursuant to the Incentive Plan. However, the Board may not amend the Incentive Plan in any manner that requires stockholder approval pursuant to the Code or the regulations promulgated thereunder.

Term of the Incentive Plan

   Unless terminated earlier as provided in the Incentive Plan, the Incentive Plan will expire in January 2009, ten years after the date the Board adopted the Incentive Plan.

Federal Income Tax Information

   The following is a general summary as of the date of this Proxy Statement of the federal income tax consequences to the Company and Participants under the Incentive Plan. Federal tax laws may change and the federal, state and local tax consequences for any Participant will depend upon his or her individual circumstances. Each Participant has been and is encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the Incentive Plan.

   Incentive Stock Options. A Participant will recognize no income upon grant of an ISO and incur no tax on its exercise (unless the Participant is subject to the alternative minimum tax ("AMT") as described below). If the Participant holds shares acquired upon exercise of an ISO (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the Participant generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

   If the Participant disposes of ISO Shares prior to the expiration of either required holding period (a "disqualifying disposition"), the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be capital gain, taxed at a rate that depends upon the amount of time the ISO Shares were held by the Participant.

   Alternative Minimum Tax. The difference between the fair market value of the ISO Shares on the date of exercise and the exercise price is an adjustment to income for purposes of AMT. The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). A maximum 20% AMT rate applies to the portion of alternative minimum taxable income that would otherwise be taxable as net capital gain. Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO Shares on the date of exercise and the exercise price), and reducing this amount by the applicable exemption amount ($45,000 in case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

   Nonqualified Stock Options. A Participant will not recognize any taxable income at the time an NQSO is granted. However, upon exercise of an NQSO, the Participant must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the Participant's exercise price. The included amount must be treated as ordinary income by the Participant and may be subject to withholding by the Company (either by payment in cash or withholding out of the Participant's salary). Upon resale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

   Restricted Stock and Stock Bonus Awards. Restricted stock and stock bonus awards will generally be subject to tax at the time of receipt, unless there are restrictions that enable the Participant to defer tax. At the time the tax is incurred, the tax treatment will be similar to that discussed above for NQSOs.

   Maximum Tax Rates. The maximum tax rate applicable to ordinary income is 39.6%. Long-term capital gain is taxed at a maximum rate of 20%. To receive long-term capital gain treatment, the stock must be held for more than one year. Capital gains may be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

   Tax Treatment of the Company. The Company generally will be entitled to a deduction in connection with the exercise of an NQSO by a Participant or the receipt of restricted stock or stock bonuses by a Participant to the extent that the Participant recognizes ordinary income, provided that the Company timely reports such income to the Internal Revenue Service. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the Participant recognizes ordinary income on a disqualifying disposition of the ISO Shares.

   ERISA. The Incentive Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and is not qualified under Section 401(a) of the Code.

   The Board recommends a vote for the amendment of the 1999 Equity Incentive
Plan

                               NEW PLAN BENEFITS

   The amounts of future option grants under the Incentive Plan are not determinable because, under the terms of the Incentive Plan, such grants are made in the discretion of the Committee. Future option exercise prices are not determinable because they are based upon fair market value of the Company's common stock on the date of grant. Similarly, the amounts of future stock purchases under the Stock Purchase Plan are not determinable because, under the terms of the Stock Purchase Plan, purchases are based upon elections made by Participating Employees. Future purchase prices are not determinable because they are based upon fair market value of the Company's common stock.

   Only Outside Directors of the Company who are not representatives of venture capital funds or corporate investors are eligible to participate in the Directors Plan. The grant of options under the Directors Plan is not discretionary. Under the Directors Plan, each outside director is automatically granted an option to purchase 7,500 shares of the Company's common stock on the date of each Annual Meeting at which he continues to serve as an outside director. Each outside director who first joins the Board before the next annual meeting is automatically granted an option to purchase 15,000 shares of the Company's common stock on the date of his or her first appointment to the Board. The exercise prices of these options are not determinable because they are equal to fair market value of the Company's common stock on the date of grant.

                                PROPOSAL NO. 3

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

   The Company has selected PricewaterhouseCoopers LLP as its independent auditors to perform the audit of the Company's financial statements for 2000 and the stockholders are being asked to ratify such selection. PricewaterhouseCoopers LLP has been the Company's independent auditor since October 3, 1995. Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have the opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions.

   The Board recommends a vote for the ratification of the selection of PricewaterhouseCoopers LLP

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information known to us with respect to beneficial ownership of our common stock as of April 12, 2000 by (1) each stockholder known by us to be the beneficial owner of more than 5% of our common stock, (2) each of our directors, (3) each Named Executive Officer (as defined under "Executive Compensation" below) and (4) all current executive officers and directors as a group.

                                                                  Shares
                                                               Beneficially
                                                                 Owned(1)
                                                            ------------------
Name of Beneficial Owner                                      Number   Percent
------------------------                                    ---------- -------
Geocapital IV, L.P.(2).....................................  3,416,842  12.94
Jay C. Hoag................................................  2,929,608  11.09
 Technology Crossover Ventures(3)
Payam Zamani(4)............................................  2,321,430   8.79
Mark R. Ross...............................................  2,191,251   8.30
 On Word Information, Inc.(5)
Dean A. DeBiase(6).........................................  1,630,476   5.94
Farhang Zamani(7)..........................................  1,414,679   5.36
Samuel M. Hedgpeth III(8)..................................    257,231      *
Gordon H. Kass(9)..........................................     36,562      *
David L. Greene(10)........................................     75,952      *
Robert M. Shapiro(11)......................................     61,406      *
Peter S. Sealey(12)........................................     19,688      *
Mark N. Diker(13)..........................................         --     --
All directors and executive officers as a group (15
 persons)(14).............................................. 10,773,398  38.72%

--------
  *  Represents beneficial ownership of less than 1%.
 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of April 12, 2000 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
 (2) Based on a Schedule 13G filed with the Commission on February 14, 2000. All of the shares are held of record by Geocapital IV, L.P. Geocapital IV, L.P., its sole general partner Geocapital IV Management, L.P. and Geocapital IV Management, L.P.'s general partners, Stephen J. Clearman, Lawrence W. Lepard and Richard A. Vines each hold shared voting and dispositive power with respect to the all of the shares. Geocapital IV Management, L.P., Stephen J. Clearman, Lawrence W. Lepard and Richard A. Vines each expressly disclaims beneficial ownership, except to the extent of its or his pecuniary interest therein, if any. The address of Geocapital IV, L.P. is One Bridge Plaza, Fifth Floor, Fort Lee, NJ 07024. The address of Geocapital IV, L.P. is One Bridge Plaza, Fifth Floor, Fort Lee, New Jersey 07024.
 (3) Represents 1,401,448 shares held of record by Technology Crossover Ventures II, L.P., 1,077,453 shares held of record by TCV II (Q), L.P., 213,973 shares held of record by Technology Crossover Ventures II, C.V., 191,209 shares held of record by TCV II Strategic Partners, L.P. and 45,525 shares held of record by TCV II, V.O.F. Mr. Hoag, one of our directors, is a managing member of Technology Crossover Management II, L.L.C., the general partner of Technology Crossover Ventures. Mr. Hoag has shared voting and investment power over all of these shares and he disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in such shares arising from his interest in Technology Crossover

    Management II, L.L.C. The address for Mr. Hoag and each of these entities is Technology Crossover Ventures, 575 High Street, Suite 400, Palo Alto, California 94301.
 (4) Mr. Payam Zamani is a co-founder and former executive officer and director of the company. Mr. Zamani resigned his executive officer and director positions with the company during 1999. Mr. Zamani's address is Purpletie.com, 4780 Chabot Drive, Second Floor, Pleasanton, CA 94588.
 (5) Represents 1,864,863 held of record by On Word Information, Inc., 84,906 shares held of record by Mark Ross' wife and 84,967 shares held of record by Mark Ross. The address of Mark Ross, one of our directors, and On Word Information, Inc. is 1644 Warnall Avenue, Los Angeles, CA 90024. Also represents shares held of record by Robert Ross and John Davies in the amounts of 75,515 and 81,000, respectively. Robert Ross and John Davies are directors of OnWord Information, Inc..
 (6) Includes an immediately exercisable option to purchase 1,034,816 shares of common stock, of which 336,639 shares are vested. Mr. DeBiase is our Chairman of the Board and Chief Executive Officer. His address is c/o Autoweb.com, Inc., 3270 Jay Street, Building 6, Santa Clara, California 95054.
 (7) Mr. Farhang Zamani is a co-founder and former executive officer and director of the company. Mr. Zamani resigned his executive officer and director positions with the company during 1999. Mr. Zamani's address is P.O. Box 848, Cupertino, CA 95015.
 (8) Includes the purchase of 195,011 shares of our common stock, of which 42,649 shares are unvested and subject to our right of repurchase. Also includes options to purchase 72,220 shares of our common stock, of which 46,942 shares are vested as of April 12, 2000. Mr. Hedgpeth is our President and Chief Operating Officer.
 (9) Includes the purchase of 36,562 shares of our common stock from an immediately exercisable option. Mr. Kass was our Chief Technology Officer until January 2000.
(10) Represents options to purchase 70,952 shares of common stock, of which 29,656 shares are vested as of April 12, 2000. Mr. Greene is our Vice President, Sales and Dealer Network Operations.
(11) Represents options to purchase 61,406 shares of our common stock, of which 20,051 shares are vested as of April 12, 2000. Mr. Shapiro is our Vice President, Global Sales.
(12) Represents options to purchase 19,688 shares of our common stock, of which 8,126 shares are vested as of April 12, 200. Mr. Sealey is one of our directors.
(13) Mr. Diker is a director of the company.
(14) Includes the shares beneficially owned by the persons and entities described in footnotes (2)-(13) and includes (i) 42,649 shares of our common stock which are unvested and subject to our right of repurchase and (ii) exercisable options to purchase 1,259,082 shares of common stock, of which 441,414 shares are vested as of April 12, 2000.

                                   MANAGEMENT

Executive Officers and Directors

   The following table sets forth certain information regarding our executive officers as of April 12, 2000.

Name                      Age                         Position
----                      --- --------------------------------------------------------
Dean A. DeBiase.........   41 Chairman of the Board and Chief Executive Officer
Samuel M. Hedgpeth III..   53 President, Chief Operating Officer and Director
Thomas L. Stone.........   28 Chief Financial Officer
Catherine Y. Gordon.....   50 Vice President, Product Management
David L. Greene.........   41 Vice President, Sales and Dealer Network Operations
John E. Peters..........   45 Vice President, Finance and Principal Accounting Officer
Fred L. Ruffin..........   49 Vice President, Human Resources
Jeffrey A. Schwartz.....   34 Vice President, Strategic Development
Robert M. Shapiro.......   54 Vice President, Global Sales
James G. Wolfe..........   38 Vice President, Marketing

   Dean A. DeBiase has served as Chief Executive Officer and a director of Autoweb.com since December 1998 and Chairman of the Board of Directors since August 1999. He also served as President from December 1998 to November 1999. From March 1998 to December 1998, he was the President of Start-Up-Partners, an Internet consulting company, where he served as interim Chief Executive Officer and director of CatchTV, a television/Web advertising and programming company. From January 1995 to March 1998, Mr. DeBiase was the President, Chief Executive Officer and a director of Worldplay Entertainment, an online games and community company, which was a wholly-owned subsidiary of America Online. From September 1993 to January 1995, he was Vice President of Marketing of Zenith Electronics and Senior Vice President of its Network Systems Division. Mr. DeBiase received a Bachelor of Science degree in marketing from Northern Illinois University and a Masters in Business Administration degree from the Keller Graduate School of Management.

   Samuel M. Hedgpeth III has served as President and Chief Operating Officer of Autoweb.com since November 1999 and a director since December 1999. He also served as Secretary from September 1999 to January 2000 and as Vice President, Finance and Administration, Treasurer and Chief Financial Officer from September 1997 to November 1999. From April 1997 to September 1997, Mr. Hedgpeth served as a consultant to various high technology companies, including Excite, Inc. From September 1994 to April 1997, Mr. Hedgpeth was Vice President, Finance and Administration and Chief Financial Officer for Prism Solutions, a data warehousing software company. From July 1990 to July 1994, Mr. Hedgpeth was Vice President, Finance and Administration of Versant Object Technology Corporation, a computer database company. Mr. Hedgpeth received a Bachelor of Science degree in business administration from the University of California and a Master of Business Administration degree from the University of California at Los Angeles.

   Thomas L. Stone has served as Chief Financial Officer and Treasurer since November 1999. From September 1999 to January 2000, Mr. Stone also served as Vice President, Finance. He also served as Director of Finance from April 1999 to September 1999, Director of Financial Planning from December 1998 to April 1999 and Manager of Financial Planning from January 1998 to December 1998. From March 1994 to August 1997, Mr. Stone was a Financial Analyst with Morgan Stanley, an investment banking firm, in their West Coast Technology and West Coast Health Care groups. Mr. Stone received a Bachelor of Arts degree in Computer Science from Harvard University.

   Catherine Y. Gordon has served as Vice President, Product Management since February 1999. From June 1998 to February 1999, Ms. Gordon was Chief Operating Officer and Vice President, Marketing for DATAFUSION, Inc., a software development company. From January 1998 to April 1998, Ms. Gordon provided consulting services to technology companies. From July 1984 to January 1998, she held various positions with

Knight-Ridder Information, an online research service, most recently as Senior Vice President Marketing and Product Management. Ms. Gordon received a Bachelor of Arts degree in history from Immaculata College and a Masters in Library Science degree from Villanova University.

   David L. Greene has served as Vice President, Sales and Dealer Network Operations of Autoweb.com since November 1999 and from January 1998 to January 1999. From January 1999 to November 1999 he served as Vice President, Major Market Sales and Dealers Training. From December 1996 to January 1998, Mr. Greene was a Training and Performance Consultant with the Rikess Group, a Los Angeles based training and consulting company focusing in automotive sales. Prior to this, Mr. Greene was General Sales Manager with several automotive dealerships, including Stanford Lincoln-Mercury from June 1996 to December 1996, Burlingame Ford from March 1995 to June 1996 and McHugh Lincoln-Mercury from January 1989 to March 1995. Mr. Greene attended the University of Southern California, where he majored in journalism.

   John E. Peters has served as Vice President, Finance of Autoweb.com since January 2000. Mr. Peters served as senior manager in the international services arena for KPMG from December 1996 to December 1999. From August 1988 to December 1996, Mr. Peters held a variety of positions, including Vice President, Finance for Develco, Inc., a technology development company. He served as an audit consultant for KPMG from July 1979 to August 1988. Mr. Peters received a Bachelor of Science degree in Business from California State University at Hayward and is a Certified Public Accountant in the state of California.

   Fred L. Ruffin has served as Vice President, Human Resources of Autoweb.com since January 2000. From June 1994 to January 2000, Mr. Ruffin was Vice President, Eastfield Ming Quong, Inc., a non-profit company. Prior to this, Mr. Ruffin served as Vice President, Human Resources and Director, Human Resources for Digital F/X, Inc. from July 1989 to June 1994. Previously, from November 1986 to July 1989, Mr. Ruffin served as Manager, Human Resources at Digital Equipment Corp, a computer company. From October 1984 to November 1986, Mr. Ruffin served as Director, Human Resources at Trilogy Corp, a software company subsequently acquired by Digital Equipment Corp. From November 1980 to October 1984, Mr. Ruffin served as Director, Human Resources at Genentech, Inc., a biotechnology company. Previously, from June 1976 to November 1980, Mr. Ruffin served as Director, Corporate Staff Industrial Relations at Memorex Corp., a consumer electronics company. Mr. Ruffin received a Bachelor of Arts degree in Psychology and Industrial Relations from San Francisco State University.

   Jeffrey A. Schwartz has served as Vice President, Strategic Development since October 1999. From 1995 to 1999, Mr. Schwartz held various positions at The Walt Disney Company, including Corporate Vice President responsible for worldwide corporate alliance business development. In this role, Schwartz was responsible for executing the company's long-term strategic marketing, promotional, advertising, and licensing relationships. During his tenure at Disney, Mr. Schwartz held several positions inside of the corporate group and was responsible for worldwide political affairs, governmental relations, and various strategic business communications and representations functions. From 1993 to 1995, Mr. Schwartz was a principal of California Communications Group, advising corporate, non-profit, and governmental clients. Mr. Schwartz received a Bachelors of Arts, Master of Arts, and Doctorate in Political Science from the University of Southern California. Mr. Schwartz received Bachelor of Arts, Master of Arts and Ph.D. degrees in Political Science from the University of Southern California.

   Robert M. Shapiro has served as Vice President, Global Sales since January 2000. From December 1998 to January 2000, Bob Shapiro served as Vice President, Business Development and Advertising Sales. From June

1997 to December 1998, he was a consultant with Shapiro Group, a consulting firm. From May 1995 to June 1997, Mr. Shapiro was the Senior Vice President of Product Management and Marketing with R. L. Polk, a global information services company. From January 1984 to May 1995, Mr. Shapiro held a variety of positions, including Vice President of Marketing, with Prodigy Services Company, an interactive services provider. Mr. Shapiro received a Bachelor of Arts degree in political science from the University of San Diego.

   James G. Wolfe has served as Vice President, Marketing since November 1999. Previously, he served as Director of Marketing since joining the Company in August 1999. Mr. Wolfe served The Clorox Company, a household products company, as Director of Marketing from February 1999 to August 1999, as Brand Manager from September 1996 to January 1999 and as Associate Marketing Manager from November 1993 to August 1996. Mr. Wolfe received a Bachelor of Science degree in Chemical Engineering from Arizona State University and a Masters in Business Administration from the University of California at Berkeley.

                            EXECUTIVE COMPENSATION

   The following table sets forth all compensation awarded to, earned by or paid for services rendered to us in all capacities during 1998 and 1999 by our Chief Executive Officer and our four most highly compensated executive officers who were serving as executive officers at the end of 1999 and one executive officer who resigned during 1999 (each, a "Named Executive Officer").

                          Summary Compensation Table

                                                                    Long-Term
                                                      Annual       Compensation
                                                   Compensation       Awards
                                                ------------------ ------------
                                                                    Securities
                                                                    Underlying
Name and Principal Position                Year Salary($) Bonus($)  Options(#)
---------------------------                ---- --------- -------- ------------
Dean DeBiase.............................. 1999  250,000  100,000          --
 Chairman of the Board and Chief Executive
  Officer(1)                               1998       --       --   1,780,476

Samuel M. Hedgpeth III.................... 1999  166,875   36,000     304,987
 President and Chief Operating Officer     1998  140,833   36,101      60,883

Gordon H. Kass............................ 1999  156,479       --     135,000
 Chief Technology Officer(1)               1998       --       --          --

David L. Greene........................... 1999  144,000   90,018      47,107
 Vice President, Sales and Dealer Network
  Operations                               1998  110,032   66,121      52,893

Robert M. Shapiro......................... 1999  128,333   66,154      47,500
 Vice President, Global Sales(1)           1998    7,608       --      52,500

Payam Zamani.............................. 1999  125,000   65,810          --
 Former Chief Executive Officer and
  Executive Vice President(2)              1998   95,000  220,102          --

--------
(1) Dean A. DeBiase and Robert M. Shapiro were each hired in December 1998 and Gordon H. Kass was hired in February 1999.
(2) Payam Zamani was Chief Executive Officer from October 1998 to December 1998 and Executive Vice President from January 1999 to July 1999.

                             Option Grants in 1999

   The following Named Executive Officers received grants of options in 1999.

                                                                    Potential Realizable
                                     Percentage                       Value at Assumed
                          Number of   of Total                      Annual Rates of Stock
                          Securities  Options   Exercise             Price Appreciation
                          Underlying Granted to  Price               for Option Term(4)
                           Options   Employees    Per    Expiration ---------------------
Name                      Granted(1) In 1999(2) Share(3)    Date        5%        10%
----                      ---------- ---------- -------- ---------- ---------- ----------
Dean A. DeBiase.........        --       --%     $  --         --   $       -- $       --
Samuel M. Hedgpeth III..    15,000      0.5%      3.33    1/21/09       31,413     79,607
                            29,987      1.0%      9.00    9/21/09      169,728    430,124
                           260,000      8.3%      8.75    11/5/09    1,430,735  3,625,764
Gordon H. Kass..........   112,500      3.6%      3.33    2/25/09      235,600    597,056
                            22,500      0.7%      9.00    9/21/09      127,351    322,733
David L. Greene.........     6,000      0.2%      3.33    1/21/09       12,565     31,843
                            12,500      0.4%      9.00    3/21/09       70,751    179,296
                            18,607      0.6%      9.00    9/21/09      105,317    266,893
                            10,000      0.3%      8.75    11/5/09       55,028    139,452
Robert M. Shapiro.......    47,500      1.5%      9.00    9/21/09      268,852    681,325

--------
(1) All options are either incentive stock options or nonqualified stock options and generally vest monthly over four years from the issuance date at the rate of 2.0833% of the shares per month, except that no shares vest until the optionee's first anniversary of employment, at which time a number of shares equal to 2.0833% of the shares multiplied by the number of months between issuance and the optionee's first anniversary of employment become vested. Options expire ten years from the date of grant, subject to earlier termination upon termination of employment.
(2) Based on options to purchase a total of 3,121,231 shares of common stock granted during 1999.
(3) Options were granted at an exercise price equal to the fair market value of our common stock on grant date.
(4) Potential realizable values are computed by (a) multiplying the number of shares of common stock subject to a given option by the market price of such option on the date of grant, (b) assuming that the aggregate stock value derived from that calculation compounds at the annual 5% and 10% rates shown in the table for the entire ten-year term of the option and
    (c) subtracting from the result the aggregate option exercise price. The 5% and 10% assumed annual rates of stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of future common stock prices.

      Aggregate Option Exercises in 1999 and Values at December 31, 1999

   The following table sets forth the number of shares acquired and the value realized upon exercise of stock options during 1999 and the number of shares of common stock subject to exercisable and unexercisable stock options held as of December 31, 1999 by each Named Executive Officer. Also reported are values of "in-the-money" options, which represent the positive spread between the respective exercise prices of outstanding stock options and $10.875, the closing price per share of our common stock on December 31, 1999.

                                                      Number of Securities            Value of Unexercised
                           Number of                 Underlying Unexercised           In-The-Money Options
                            Shares                Options at December 31, 1999        at December 31, 1999
                          Acquired on    Value    --------------------------------  -------------------------
Name                       Exercise   Realized(1)  Exercisable      Unexercisable   Exercisable Unexercisable
----                      ----------- ----------- ---------------  ---------------  ----------- -------------
Dean A. DeBiase.........    745,660   $2,619,721         1,034,816               -- $10,736,216   $     --
Samuel M. Hedgpeth III..         --           --            24,721          280,266     133,208    588,693
Gordon H. Kass..........     36,562      279,538            75,938           22,500     572,952     42,188
David L. Greene.........      5,000       48,750            67,764           27,236     568,221     53,516
Robert M. Shapiro.......         --           --            55,468           44,532     550,253     83,498
Payam Zamani............         --           --                --               --          --         --

--------
(1) "Value Realized" represents the fair market value of the shares of common stock underlying the option on the date of exercise, less the aggregate exercise price of the option.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   None of the members of the compensation committee of the board has at any time since our formation been an officer or employee of Autoweb.com. No executive officer of Autoweb.com serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board or compensation committee.

                       REPORT ON EXECUTIVE COMPENSATION

   This report on executive compensation is required by the Commission and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

   Final decisions regarding executive compensation and stock option grants to executives are made by the Compensation Committee of the Board (the "Committee"). The Committee is composed of three independent non-employee directors, none of whom have any interlocking relationships as defined by the Commission.

General Compensation Policy.

   The Committee acts on behalf of the Board to establish the general compensation policy of the Company for all employees of the Company. The Committee typically reviews base salary levels and target bonuses for the Chief Executive Officer ("CEO"), Chief Operating Officer ("COO") and other executive officers and employees of the Company during the first quarter of each year. The Committee administers the Company's incentive and equity plans, including the Incentive Plan and the 1999 Employee Stock Purchase Plan.

   The Committee's philosophy in compensating all employees, including the CEO and COO, is to relate compensation to both corporate and individual performance. Thus, the Company's general compensation policy, which applies to all employees of the Company, relates a portion of each individual's total compensation to the Company-wide management, financial and individual objectives set forth quarterly and at the beginning of the year. Consistent with this policy, a designated portion of the compensation of the executive officers of the Company is contingent on corporate performance and, in the case of certain executive officers, adjusted based on the individual officer's performance as measured against personal objectives, as determined by the Committee in its discretion. Long-term equity incentives for executive officers are effected through the granting of stock options under the Incentive Plan. Stock options generally have value for the executive only if the price of the Company's stock increases above the fair market value on the grant date and the executive remains in the Company's employ for the period required for the options to vest.

   The base salaries, incentive compensation and stock option grants of the executive officers are determined in part by the Committee informally reviewing data on prevailing compensation practices in technology companies with whom the Company competes for executive talent, and by their evaluating such information in connection with the Company's corporate goals. In addition, the Committee occasionally commissions consultants to review current compensation levels in the context of the market environment. To this end, the Committee attempts to compare the compensation of the Company's executive officers with the compensation practices of comparable companies to determine base salary, target bonuses and target total cash compensation. In addition to their base salaries, the Company's executive officers, including the CEO and COO, are each eligible to receive a cash bonus and to participate in the Incentive Plan and the 1999 Employee Stock Purchase Plan.

1999 Executive Compensation.

   Base Compensation. The Committee reviewed individual and company performance and established a base salary level to be effective January 1, 1999 or, in the case of promotions, at the effective point, for each executive officer, including the CEO and COO.

   Incentive Compensation. During 1999, cash bonuses were paid for 1998 and the first three quarters of 1999 based on individual and company performance. For the fourth quarter of 1999, cash bonuses were awarded during 2000 only if an executive officer achieved predetermined individual performance goals and the Company met predetermined corporate objectives set by the Committee. In certain cases, such as for the CEO, cash bonuses were paid exclusively based on rates stipulated in individual offer letters. During 2000, these objectives will be set quarterly in accordance with the Incentive Plan implemented during the fourth quarter of 1999. The CEO's subjective judgment of executives' performance (other than his own) is taken into account in determining whether those goals have been satisfied. The target amount of bonus and the actual amount of bonus are determined by the Committee, in its discretion.

   Stock Options. Stock options are an essential element of the Company's executive compensation package. The Committee believes that equity-based compensation in the form of stock options links the interests of management and stockholders by focusing employees and management on increasing stockholder value. The actual value of such equity-based compensation depends entirely on appreciation of the Company's stock. Approximately 100% of the Company's full-time employees participate in the Incentive Plan.

   In 1999, stock options were granted to each executive officer except Mr. DeBiase. Stock options typically have been granted to executive officers when the executive first joins the Company, in connection with a significant change in responsibilities and, occasionally, to achieve equity within a peer group. The Committee may, however, grant additional stock options to executives for other reasons. The number of shares subject to each stock option granted is within the discretion of the Committee and is based on anticipated future contribution and ability to impact corporate and/or business unit results, past performance or consistency within the executive's peer group. In 1999, the Committee considered these factors, as well as the number of options held by such executive officers that remained unvested. In the discretion of the Committee, executive officers may also be granted stock options to provide greater incentives to continue their employment with the Company and to strive to increase the value of the Company's common stock. The stock options generally become exercisable over either a three-year or four-year period and are granted at a price that is equal to the fair market value of the Company's common stock on the date of grant.

   For 2000, the Committee will be considering whether to grant future options under the Incentive Plan to executive officers based on the factors described above, with particular attention to the Company-wide management objectives and the executive officers' success in obtaining specific individual financial and operational objectives established or to be established for 2000 and to the number of options currently held by the executive officers that remain unvested.

   Company Performance, CEO and COO Compensation. Messers. DeBiase and Hedgpeth were responsible for the Company achieving a significant portion of its objectives for 1999. These objectives included satisfactorily managing the Company's overall corporate business plan, such as meeting the Company's revenue targets and significantly strengthening the Company's market position. Based upon the criteria set forth under the discussion of Incentive Compensation above, the Committee awarded Mr. DeBiase incentive compensation of $100,000. The Committee awarded Mr. Hedgpeth incentive compensation of $36,000. These figures represent the bonus guaranteed in Mr. DeBiase's offer letter and 100% of the target bonus for Mr. Hedgpeth. Mr. DeBiase was not granted any stock options in 1999, after consideration of his prior outstanding option grants and the number of options that remained unexercisable, and the number of shares Mr. DeBiase already owns. In 1999, Mr. Hedgpeth was awarded options to purchase aggregate of 304,987 shares of the Company's common stock. The Committee reviewed the compensation practices of the comparable companies in determining the compensation for Messrs. DeBiase and Hedgpeth.

   Compliance with Section 162(m) of the Internal Revenue Code of 1986. The Company intends to comply with the requirements of Section 162(m) of the Code. The Incentive Plan is already in compliance with Section 162(m) by limiting stock awards to named executive officers. The Company does not expect cash compensation for 2000 to be in excess of $1,000,000 or consequently to be affected by the requirements of Section 162(m).

                                          COMPENSATION COMMITTEE

                                          Mark N. Diker
                                          Jay C. Hoag
                                          Mark R. Ross

                        COMPANY STOCK PRICE PERFORMANCE

   The stock price performance graph below is required by the Commission and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

   The graph below compares the cumulative total stockholder return on the common stock of the Company from March 23, 1999 (based on the closing price on the first day of trading of the Company's stock pursuant to the registration statement declared effective for the Company's initial public offering) to December 31, 1999 with the cumulative total return of the Nasdaq Composite and TheStreet.com e-Commerce Index over the same period (assuming the investment of $100 in the common stock of the Company and in each of the other indices on March 23, 1999, and reinvestment of all dividends).

   The comparisons in the graph below are based on historical data and are not intended to forecast the possible future performance of the Company's common stock.

                  Comparison of Cumulative Total Return Among
                    Autoweb.com, Inc., NASDAQ Composite and
                        TheStreet.com e-Commerce Index

                      3/23/99    3/31/99     6/30/99      9/30/99    12/31/99
------------------------------------------------------------------------------
AUTOWEB.COM           $100.00    $ 89.06     $ 37.34      $ 22.34    $ 27.19
------------------------------------------------------------------------------
NASDAQ COMPOSITE      $100.00    $105.97     $115.64      $118.22    $175.19
------------------------------------------------------------------------------
THESTREET.COM E-
COMMERCE INDEX        $100.00    $100.00     $ 97.32      $ 79.68    $100.49
------------------------------------------------------------------------------

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   From January 1, 1999 to the present, there have been no currently proposed transactions in which the amount involved exceeds $60,000 to which the Company or any of its subsidiaries was (or is to be) a party and in which any executive officer, director, 5% beneficial owner of the Company's common stock or member of the immediate family of any of the foregoing persons had (or will have) a direct or indirect material interest, except for compensatory payments disclosed where required under "Proposal No. 1--Election of Directors-- Director Compensation" and "Executive Compensation" above and the transactions described below.

   Officer Loans. In January 1999, Dean DeBiase, our Chairman and Chief Executive Officer, borrowed an aggregate of $921,982 from us pursuant to three full-recourse, three-year, interest free promissory notes in the amounts of $100,000, $686,396 and $135,586 in connection with the exercise of his options to purchase 199,999 shares of common stock and 395,661 shares of our Series D Preferred Stock. The $100,000 note is secured by the 199,999 shares of common stock purchased and the $636,396 and $135,586 promissory notes are each secured by the 395,661 shares of common stock into which the purchased Series D Preferred Stock automatically converted at the time of our initial public offering. As of April 12, 2000, the full $921,982 continued to remain outstanding.

   Lycos, Inc. Agreement. In March 2000, the Company and Lycos, Inc. entered into a four year agreement under which a co-branded version of the Autoweb Web site would be accessable across Lycos' network and all its Web properties. Major elements of the Agreement include regularly scheduled payments to Lycos for impressions, integration, and exclusivity. The Agreement calls for a split of net advertising revenue on the co-branded site that is tiered by the amount of gross revenue and varies from year to the year. Autoweb will also receive a percentage of revenue from the placement of advertising on the Lycos Network in areas and on properties other than the co-branded site for customers that Autoweb may refer to Lycos. Lycos will share in a fixed amount of revenue per transaction from those transactions on the co-branded site, if any, above a minimum threshold dollar amount in total. In April 2000, in connection with the agreement, Lycos acquired 3,035,025 shares of the Company's common stock for $21,846,110.

                             STOCKHOLDER PROPOSALS

   Proposals of stockholders intended to be presented at the Company's 2001 annual meeting of stockholders must be received by the Company at its principal executive offices no later than January 12, 2001 in order to be included in the Company's Proxy Statement and form of proxy relating to that meeting. Stockholders wishing to bring a proposal before the 2001 annual meeting of stockholders (but not include it in our proxy materials) must provide written notice of the proposal to the Secretary of Autoweb.com at our principal executive offices between March 9, 2001 and April 8, 2001. In addition, stockholders must comply with the procedural requirements in our Bylaws. Stockholders can obtain a copy of our Bylaws from us. The Bylaws are also on file with the Commission.

                      SECTION 16(a) BENEFICIAL OWNERSHIP
                             REPORTING COMPLIANCE

   Section 16 of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Commission. Such persons are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

   Based solely on its review of the copies of such forms furnished to the Company and written representations from the executive officers and directors of the Company, the Company believes that all Section 16(a) filing requirements were met during 1999, except that one Form 3, reporting one transaction, for Gordon Kass was filed late, one Form 3, reporting one transaction, for Mark Ross was filed late, one Form 3, reporting one transaction, for Jeffrey Schwartz was filed late and one Form 3, reporting six transactions, for Thomas Stone was filed late.

                                OTHER BUSINESS

   The Board does not intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the notice of the Annual Meeting. As to any business that may properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Dated: May 12, 2000

                                          By Order of the Board of Directors

                                          Samuel M. Hedgpeth III
                                          President and Chief Operating
                                           Officer

 WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID
    ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE ANNUAL MEETING.

                               AUTOWEB.COM, INC.

                          1999 EQUITY INCENTIVE PLAN

                         As Adopted January 21, 1999,
                          and Amended April 27, 2000

   1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

   2. SHARES SUBJECT TO THE PLAN.

       2.1 Number of Shares Available. Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 5,150,000 Shares plus (a) Shares that are subject to: (i) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (ii) an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; and (iii) an Award that otherwise terminates without Shares being issued; and (b) any authorized shares not issued or subject to outstanding grants under the Company's 1997 Stock Option Plan (the "Prior Plan") on the Effective Date (as defined below) and any shares issued under the Prior Plan that are forfeited or repurchased by the Company or that are issuable upon exercise of options granted pursuant to the Prior Plan that expire or become unexercisable for any reason without having been exercised in full, which shares will no longer be available for grant and issuance under the Prior Plan, but will be available for grant and issuance under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

       2.2 Adjustment of Shares. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

   3. ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than 1,000,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent or Subsidiary of the Company (including new employees who are also officers and directors of the Company or any Parent or Subsidiary of the Company), who are eligible to receive up to a maximum of 2,000,000 Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.

   4. ADMINISTRATION.

       4.1 Committee Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the

Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

  (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

  (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

  (c) select persons to receive Awards;

  (d) determine the form and terms of Awards;

  (e) determine the number of Shares or other consideration subject to Awards;

  (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

  (g) grant waivers of Plan or Award conditions;

  (h) determine the vesting, exercisability and payment of Awards;

  (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

  (j) determine whether an Award has been earned; and

  (k) make all other determinations necessary or advisable for the administration of this Plan.

       4.2 Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

   5. OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISO") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

       5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("Stock Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

       5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

       5.3 Exercise Period. Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

       5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that: (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

       5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

       5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

  (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

  (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant's Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

  (c) Notwithstanding the provisions in paragraph 5.6(a) above, if a Participant is terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination, the Board shall give the Participant an opportunity to present to the Board evidence on his behalf. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is terminated.

       5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

       5.8 Limitations on ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

       5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with
Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

       5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

   6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

       6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

       6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with
Section 8 of this Plan.

       6.3 Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted

Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

       6.4 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee will determine otherwise.

   7. STOCK BONUSES.

       7.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

       7.2 Terms of Stock Bonuses. The Committee will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

       7.3 Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

   8. PAYMENT FOR SHARE PURCHASES.

       8.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

  (a) by cancellation of indebtedness of the Company to the Participant;

  (b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

  (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

  (d) by waiver of compensation due or accrued to the Participant for services rendered;

  (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

    (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

    (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

  (f) by any combination of the foregoing.

      8.2 Loan Guarantees. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

   9. WITHHOLDING TAXES.

      9.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

      9.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee

   10. PRIVILEGES OF STOCK OWNERSHIP.

      10.1 Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12.

       10.2 Financial Statements. The Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

   11. TRANSFERABILITY. Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

   12. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be.

   13. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

   14. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

   15. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

   16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

   17. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

   18. CORPORATE TRANSACTIONS.

       18.1 Assumption or Replacement of Awards by Successor. In the event of
(a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 18.1, such Awards will expire on such transaction at such time and on such conditions as the Committee will determine. Notwithstanding anything in this Plan to the contrary, the Committee may, in its sole discretion, provide that the vesting of any or all Awards granted pursuant to this Plan will accelerate upon a transaction described in this
Section 18. If the Committee exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee.

       18.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

      18.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

   19. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective on the date on which the registration statement filed by the Company with the SEC under the Securities Act registering the initial public offering of the Company's Common Stock is declared effective by the SEC (the "Effective Date"). This Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Committee may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial stockholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; (c) in the event that initial stockholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be cancelled, any Shares issued pursuant to any Awards shall be cancelled and any purchase of Shares issued hereunder shall be rescinded; and (d) in the event that stockholder approval of such increase is not obtained within the time period provided herein, all Awards granted pursuant to such increase will be cancelled, any Shares issued pursuant to any Award granted pursuant to such increase will be cancelled, and any purchase of Shares pursuant to such increase will be rescinded.

   20. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

   21. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

   22. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

   23. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

      "Award" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

      "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

      "Board" means the Board of Directors of the Company.

      "Cause" means the commission of an act of theft, embezzlement, fraud, dishonesty or a breach of fiduciary duty to the Company or a Parent or Subsidiary of the Company.

       "Code" means the Internal Revenue Code of 1986, as amended.

       "Committee" means the Compensation Committee of the Board.

       "Company" means Autoweb.com, Inc. or any successor corporation.

       "Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Committee. For ISO purposes, "Disability" means a disability within the meaning of Code Section 22(e)(3).

       "Exchange Act" means the Securities Exchange Act of 1934, as amended.

       "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

       "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

  (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

  (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

  (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal;

  (d) in the case of an Award made on the Effective Date, the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

  (d) if none of the foregoing is applicable, by the Committee in good faith.

       "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

       "Option" means an award of an option to purchase Shares pursuant to
Section 5.

       "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

       "Participant" means a person who receives an Award under this Plan.

       "Performance Factors" means the factors selected by the Committee from among the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

  (a)  Net revenue and/or net revenue growth;

  (b) Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

  (c)  Operating income and/or operating income growth;

  (d)  Net income and/or net income growth;

  (e)  Earnings per share and/or earnings per share growth;

  (f)  Total stockholder return and/or total stockholder return growth;

  (g)  Return on equity;

  (h)  Operating cash flow return on income;

  (i)  Adjusted operating cash flow return on income;

  (j)  Economic value added; and

  (k)  Individual confidential business objectives.

      "Performance Period" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

      "Plan" means this Autoweb.com, Inc. 1999 Equity Incentive Plan, as amended from time to time.

      "Restricted Stock Award" means an award of Shares pursuant to Section 6.

      "SEC" means the Securities and Exchange Commission.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

      "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

      "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

      "Unvested Shares" means "Unvested Shares" as defined in the Award
Agreement.

                                                                        No.

                               AUTOWEB.COM, INC.

                          1999 EQUITY INCENTIVE PLAN

                            STOCK OPTION AGREEMENT

   This Stock Option Agreement (this "Agreement") is made and entered into as of the Date of Grant set forth below (the "Date of Grant") by and between Autoweb.com, Inc., a Delaware corporation (the "Company"), and the Optionee named below ("Optionee"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company's 1999 Equity Incentive Plan (the "Plan").

   Optionee:
                             --------------------------------------------------

   Social Security Number:
                             --------------------------------------------------

   Optionee's Address:
                             --------------------------------------------------

                             --------------------------------------------------

   Total Option Shares:
                             --------------------------------------------------

   Exercise Price Per Share:
                             --------------------------------------------------

   Date of Grant:
                             --------------------------------------------------

   First Vesting Date:
                             --------------------------------------------------

   Expiration Date:
                             --------------------------------------------------
                             (unless earlier terminated under Section 3 hereof)

   Type of Stock Option
   (Check one):              [ ] Incentive Stock Option
                             [ ] Nonqualified Stock Option

   1. Grant of Option. The Company hereby grants to Optionee an option (this "Option") to purchase up to the total number of shares of Common Stock of the Company set forth above as Total Option Shares (collectively, the "Shares") at the Exercise Price Per Share set forth above (the "Exercise Price"), subject to all of the terms and conditions of this Agreement and the Plan. If designated as an Incentive Stock Option above, this Option is intended to qualify as an "incentive stock option" ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to the extent permitted under Code Section 422.

   2. Vesting; Exercise Period.

       2.1 Vesting of Shares. This Option shall be exercisable as it vests. Subject to the terms and conditions of the Plan and this Agreement, this Option shall vest and become exercisable as follows: (a) this Option shall not vest nor be exercisable with respect to any of the Shares until the First Vesting Date set forth on page 1 of this Agreement; (b) if Optionee has continuously provided services to the Company or any Parent or Subsidiary of the Company, then on the First Vesting Date, this Option shall vest and become exercisable as to such number of shares equal to the product of (i) 2.08333% of the Shares multiplied by (ii) the number of months from the Date of Grant to the First Vesting Date; and (c) thereafter this Option shall vest and become exercisable as to an additional 2.08333% of the Shares on each monthly anniversary of the First Vesting Date until this Option is vested and exercisable with respect to 100% of the Shares, provided that Optionee has continuously provided services to the Company, or any Parent or Subsidiary of the Company at all times during the relevant month. This Option shall cease to vest upon Optionee's Termination and Optionee shall in no event be entitled under this Option to purchase a number of shares of the Company's Common Stock greater than the "Total Option Shares."

       2.2 Vesting of Options. Shares that are vested pursuant to the schedule set forth in Section 2.1 hereof are "Vested Shares." Shares that are not vested pursuant to the schedule set forth in Section 2.1 hereof are "Unvested Shares."

       2.3 Expiration. This Option shall expire on the Expiration Date set forth above and must be exercised, if at all, on or before the earlier of the Expiration Date or the date on which this Option is earlier terminated in accordance with the provisions of Section 3 hereof.

   3. Termination.

       3.1 Termination for Any Reason Except Death, Disability or Cause. If Optionee is Terminated for any reason except Optionee's death, Disability or Cause, then this Option, to the extent (and only to the extent) that it is vested in accordance with the schedule set forth in Section 2.1 hereof on the Termination Date, may be exercised by Optionee no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date.

       3.2 Termination Because of Death or Disability. If Optionee is Terminated because of death or Disability of Optionee (or the Optionee dies within three (3) months after Termination other than for Cause or because of Disability), then this Option, to the extent that it is vested in accordance with the schedule set forth in Section 2.1 hereof on the Termination Date, may be exercised by Optionee (or Optionee's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date. Any exercise after three months after the Termination Date when the Termination is for any reason other than Optionee's death or disability, within the meaning of Code Section 22(e)(3), shall be deemed to be the exercise of a nonqualified stock option.

       3.3 Termination for Cause. If Optionee is Terminated for Cause, this Option will expire on the Optionee's date of Termination.

       3.4 No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee's employment or other relationship at any time, with or without Cause.

   4. Manner of Exercise.

       4.1 Stock Option Exercise Agreement. To exercise this Option, Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company from time to time (the "Exercise Agreement"), which shall set forth, inter alia, Optionee's election to exercise this Option, the number of shares being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Optionee exercises this Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise this Option.

       4.2 Limitations on Exercise. This Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. This Option may not be exercised as to fewer than 100 Shares unless it is exercised as to all Shares as to which this Option is then exercisable.

       4.3 Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or where permitted by law:

  (a) by cancellation of indebtedness of the Company to the Optionee;

  (b) by surrender of shares of the Company's Common Stock that either: (1) have been owned by Optionee for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Optionee in the open public market; and (3) are clear of all liens, claims, encumbrances or security interests;

  (c) by waiver of compensation due or accrued to Optionee for services rendered;

  (d) provided that a public market for the Company's stock exists: (1) through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (2) through a "margin" commitment from Optionee and an NASD Dealer whereby Optionee irrevocably elects to exercise this Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company;

  (f) by any other form of consideration as approved by the Committee; or

  (g) by any combination of the foregoing.

       4.4 Tax Withholding. Prior to the issuance of the Shares upon exercise of this Option, Optionee must pay or provide for any applicable federal or state withholding obligations of the Company. If the Committee permits, Optionee may provide for payment of withholding taxes upon exercise of this Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares issuable upon exercise.

       4.5 Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Optionee, Optionee's authorized assignee, or Optionee's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

   5. Notice of Disqualifying Disposition of ISO Shares. To the extent this Option is an ISO, if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (a) the date two (2) years after the Date of Grant, and (b) the date one (1) year after transfer of such Shares to Optionee upon exercise of this Option, then Optionee shall immediately notify the Company in writing of such disposition.

   6. Compliance with Laws and Regulations. The exercise of this Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

   7. Nontransferability of Option. This Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of Optionee.

   8. Tax Consequences. Set forth below is a brief summary as of the date the Board adopted the Plan of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

      8.1 Exercise of Incentive Stock Option. To the extent this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of this Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for federal income tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

      8.2 Exercise of Nonqualified Stock Option. To the extent this Option does not qualify as an ISO, there may be a regular federal income tax liability upon the exercise of this Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. The Company may be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

      8.3 Disposition of Shares. The following tax consequences may apply upon disposition of the Shares.

         a. Incentive Stock Options. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price.

         b. Nonqualified Stock Options. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long-term capital gain.

         c. Withholding. The Company may be required to withhold from Participant's compensation or collect from the Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

   9. Privileges of Stock Ownership. Optionee shall not have any of the rights of a stockholder with respect to any Shares until the Shares are issued to Optionee.

   10. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.

   11. Entire Agreement. The Plan is incorporated herein by reference. This Agreement and the Plan and the Exercise Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.

   12. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile.

   13. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee's heirs, executors, administrators, legal representatives, successors and assigns.

   14. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without regard to that body of law pertaining to choice of law or conflict of law.

   15. Acceptance. Optionee hereby acknowledges receipt of a copy of the Plan and this Agreement. Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and conditions of the Plan and this Agreement. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that the Company has advised Optionee to consult a tax advisor prior to such exercise or disposition.

   IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Optionee has executed this Agreement in duplicate as of the Date of Grant.

AUTOWEB.COM, INC.                          OPTIONEE

By: ______________________________________
                                           ------------------------------------------
                                           (Signature)

------------------------------------------ ------------------------------------------
(Please print name)                        (Please print name)

------------------------------------------
(Please print title)

                                   EXHIBIT A

                        STOCK OPTION EXERCISE AGREEMENT

Succeeding Grant

                                   Exhibit A

                               AUTOWEB.COM, INC.
                    1999 EQUITY INCENTIVE PLAN (the "Plan")
                        STOCK OPTION EXERCISE AGREEMENT

   I hereby elect to purchase the number of shares of Common Stock of AUTOWEB.COM, INC. (the "Company") as set forth below:

Optionee _________________________________ Number of Shares Purchased: ______________

Social Security Number: __________________ Purchase Price per Share: ________________

Address: _________________________________ Aggregate Purchase Price: ________________

         _________________________________ Date of Option Agreement: ________________

         _________________________________

Type of Option: [ ] Incentive Stock Option
                                           Exact Name of Title to Shares: ___________

                [ ] Nonqualified Stock
 Option
                                           ------------------------------------------

1. Delivery of Purchase Price. Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Option Agreement (the "Option Agreement") as follows (check as applicable and complete):

[ ]  in cash (by check) in the amount of $                     , receipt of
     which is acknowledged by the Company;

[ ]  by cancellation of indebtedness of the Company to Optionee in the amount
     of $                     ;

[ ]  by delivery of                                fully-paid, nonassessable
     and vested shares of the Common Stock of the Company owned by Optionee for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market
     Value of $                     per share;

[ ]  by the waiver hereby of compensation due or accrued to Optionee for
     services rendered in the amount of $                                    ;

[ ] through a "same-day-sale" commitment, delivered herewith, from Optionee and the NASD Dealer named therein, in the amount of
     $                               ; or

[ ] through a "margin" commitment, delivered herewith from Optionee and the NASD Dealer named therein, in the amount of
     $                                         .

2. Market Standoff Agreement. Optionee, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by Optionee during the period requested by the managing underwriter following the effective date of a registration statement of the Company filed under the Securities Act, provided that all officers and directors of the Company are required to enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or other securities) subject to the foregoing restriction until the end of such period.

3. Tax Consequences. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S)

OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

4. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Agreement, the Plan and the Option Agreement constitute the entire agreement and understanding of the parties and supersede in their entirety all prior understandings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to choice of law or conflict of law.

Date: ____________________________________
                                           ---------------------
                                           Signature of Optionee

                                Spousal Consent

   I acknowledge that I have read the foregoing Stock Option Exercise Agreement (the "Agreement") and that I know its contents. I hereby consent to and approve all of the provisions of the Agreement, and agree that the shares of the Common Stock of Autoweb.com, Inc. purchased thereunder (the "Shares") and any interest I may have in such Shares are subject to all the provisions of the Agreement. I will take no action at any time to hinder operation of the Agreement on these Shares or any interest I may have in or to them.

                                        Date:
     ---------------------------------
     Signature of Optionee's Spouse

     ---------------------------------
     Spouse's Name--Typed or Printed

     ---------------------------------
     Optionee's Name--Typed or Printed

                                     PROXY

                               AUTOWEB.COM, INC.

                                3270 Jay Street
                         Santa Clara, California 95054

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Dean A. DeBiase and Samuel M. Hedgpeth III, and each of them, as proxies, each with full powers of substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock, $0.001 par value, of Autoweb.com, Inc. (the "Company") held of record by the undersigned on April 12, 2000, at the Annual Meeting of Stockholders of the Company to be held on Wednesday, June 7, 2000, at 10:00 a.m., local time, and at any continuations or adjournments thereof (the "Meeting").

     This Proxy, when properly executed and returned in a timely manner, will be voted at the Meeting and any adjournments or postponements thereof in the manner described herein. If no contrary indication is made, the proxy will be voted
FOR the Board of Director nominees, FOR Proposals 2 and 3 and in accordance with the judgment of the persons named as proxies herein on any other matters that may properly come before the Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

-------------                                                     -------------
 SEE REVERSE         CONTINUED AND TO BE SIGNED AND DATED          SEE REVERSE
     SIDE                      ON REVERSE SIDE                         SIDE
-------------                                                     -------------

--------------------------
 [X]   Please mark votes       DETACH HERE
       as in this example.
--------------------------


The Board of Directors unanimously recommends that you vote FOR the Class I
       Director nominees and FOR Proposals 2 and 3.

--------------------------------------------------------------------------------

1.  Election of Class I Directors.

    Nominees:  Dean A. DeBiase and Mark R. Ross

    FOR all nominees [_]        WITHHOLD from all nominees  [_]


    -------------------------------------------------
    To withhold authority to vote for any individual
    Nominee, write that nominee's name on line above.
--------------------------------------------------------------------------------

2.  Proposal to approve an amendment to the Company's    FOR    AGAINST  ABSTAIN
    1999 Equity Incentive Plan to increase the number    [_]      [_]      [_]
    of shares of Common Stock reserved for issuance
    thereunder from 2,800,000 to 5,150,000 shares.
--------------------------------------------------------------------------------

3.  Proposal to ratify the appointment of                FOR    AGAINST  ABSTAIN
    PricewaterhouseCoopers LLP as independent auditors   [_]      [_]      [_]
    for 2000.
--------------------------------------------------------------------------------

In accordance with their judgment, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

This Proxy must be signed exactly as your name appears hereon. If more than one name appears, all persons so designated should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

Signature:                              Signature:
          -----------------------------           -----------------------------

Date:                 , 2000            Date:                 , 2000
     -----------------                       -----------------

                                       2